SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                January 14, 1999



                              WACHOVIA CORPORATION
            ---------------------------------------------------------
             (Exact Name of Registrant as specified in its charter)


       NORTH CAROLINA                 No.1-9021           No. 56-1473727
--------------------------------    -------------      --------------------
(State or other jurisdiction of      (Commission          (IRS employer
       incorporation)                File Number)       Identification No.)

100 NORTH MAIN STREET, WINSTON-SALEM, NC                      27101
191 PEACHTREE STREET NE, ATLANTA, GA                          30303
-------------------------------------------------      --------------------
(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:

         WINSTON-SALEM                      910-770-5000
         ATLANTA                            404-332-5000



                                 Not applicable
                                 --------------
          (Registrant's former address of principal executive offices)

Item 5.  Other Events.

         On January 14, 1999, Wachovia Corporation, a North Carolina corporation issued the following earnings release:

For Additional Information:
Robert S. McCoy, Jr.
Chief Financial Officer, 336-732-5926

James C. Mabry, Manager
Investor Relations, 336-732-5788                                January 14, 1999

         Wachovia Corporation reported operating earnings of $1.19 per diluted share for the fourth quarter of 1998, a 16.7 percent gain from $1.02 per diluted share a year earlier. Operating net income was $246.2 million, up 16.8 percent from $210.7 million, and represented annualized returns of 19 percent on shareholders' equity and 1.51 percent on assets. For the full year of 1998, operating earnings were $4.45 per diluted share, higher by 12.4 percent from $3.96 in 1997. Operating net income totaled $929.8 million, increasing 16.2 percent from $799.9 million, and represented annualized returns of 18 percent on shareholders' equity and 1.45 percent on assets.

         Operating earnings exclude merger-related expenses in 1998 of $7 million, pretax, in the fourth quarter and $85.3 million, pretax, for the full year, and special charges in the fourth quarter of 1997 totaling $303 million, pretax, primarily for merger integration expenses. Including these expenses and special charges, Wachovia's net income per diluted share was $1.17 for the fourth quarter of 1998 and $4.18 for the full year compared with $.02 and $2.94, respectively, in 1997. Net income including the charges and expenses totaled $241.6 million for the final three months of 1998 and $874.2 million for the full year versus $3.6 million and $592.8 million in the same respective periods of 1997.

         "Strong revenue growth in fee income and net interest income characterized Wachovia's core operating results for both the quarter and year," said L. M. Baker, Jr., chief executive officer. "During 1998, Wachovia successfully completed mergers with strategic banking partners in Virginia and Florida, moved forward with technology enhancements and expanded consumer and corporate banking initiatives, including PRO Banking, Financial Integrator and capital markets' capabilities. These and other initiatives are creating excellent revenue growth."

         Total revenues advanced $107.8 million or 13 percent for the three months from a year earlier and $468.8 million or 14.8 percent for the full year, with noninterest income sources excluding securities sales contributing 52 percent and 47 percent of the respective periods' gains. Taxable equivalent net interest income increased $52.2 million or 9.2 percent for the quarter and $246.4 million or 11.5 percent for the year, reflecting good loan growth and a higher net yield on interest-earning assets. Average loans expanded $4.196 billion or 10 percent for the three months and $4.685 billion or 11.8 percent for the twelve months, with the net yield on interest-earning assets up 7 basis points and 10 basis points, respectively. Total other operating revenue rose $55.6 million or 21.1 percent for the final three months and $222.4 million or
22.1 percent for the year led by capital markets income, trust service fees, deposit account service charges, mortgage fees, credit card income and electronic banking. Included in total other operating revenue for the year were gains from branch sales of $17.2 million in the first quarter of 1998 versus a total of $21.1 million in the second and third quarters of 1997.

         The provision for loan losses was $84.1 million for the three months and $299.5 million for the twelve months, up $7.2 million or 9.3 percent and $34.5 million or 13 percent, respectively, from year-earlier periods. Included in the provision for the fourth quarter of 1997 and as part of the total special charges for the period was a $10.8 million charge to conform the credit policies of merged companies to those of the corporation. Net loan losses were $83.8 million or .73 percent of average loans for the fourth period and $298.8 million or .67 percent for 1998, higher by $7.6 million or 10 percent and $34.7 million or 13.1 percent from the same respective periods in 1997. Excluding credit cards, net loan losses totaled $15.5 million or .15 percent of loans for the quarter and $41.1 million or .11 percent of loans for the year.

         Noninterest expense excluding merger-related costs and special charges in 1998 and 1997 rose $40.8 million or 9.2 percent for the three months and $231.8 million or 13.8 percent for the year. Growth in both periods largely reflected increased compensation in revenue-generating businesses and higher amortization expense related to purchase acquisitions. The corporation's core overhead ratio improved to 51.7 percent for the fourth period from 53.5 percent a year earlier and to
52.7 percent for the full year from 53.2 percent in 1997. During 1998, the corporation completed its conversion of all information systems as part of its Year 2000 readiness preparation and is in the final stages of systems testing and implementation. Year 2000 conversion and testing costs were approximately $6 million for the quarter and $28.1 million for the full year.

WACHOVIA CORPORATION AND SUBSIDIARIES
FINANCIAL SUMMARY
                                                                 1998
                                          -------------------------------------------------------
                                             FOURTH         THIRD        SECOND         FIRST
                                            QUARTER        QUARTER       QUARTER       QUARTER
                                          ------------   -----------   -----------   ------------
                                                     (thousands, except per share data)
SUMMARY OF OPERATIONS
Interest income-taxable equivalent          $1,187,297    $1,183,656    $1,181,586     $1,159,580
Interest expense                               566,443       582,030       587,054        578,686
Net interest income-taxable equivalent         620,854       601,626       594,532        580,894
Taxable equivalent adjustment                   11,105        12,190        11,828         11,751
Net interest income                            609,749       589,436       582,704        569,143
Provision for loan losses(1)                    84,104        72,809        68,441         74,126
Net interest income after provision
for loan losses                                525,645       516,627       514,263        495,017
Other operating revenue                        318,812       310,541       315,043        283,723
Securities gains (losses)(2)                     7,407         6,886         2,992          3,157
Total other income                             326,219       317,427       318,035        286,880
Personnel expense                              269,941       263,282       262,406        259,724
Nonrecurring charges                             6,961        11,934        30,849         35,568
Other expense                                  215,784       217,187       223,739        198,957
Total other expense                            492,686       492,403       516,994        494,249
Income before income taxes                     359,178       341,651       315,304        287,648
Applicable income taxes                        117,612       114,284       105,388         92,327
Net income                                    $241,566      $227,367      $209,916       $195,321

Net income per common share:
Basic                                            $1.19         $1.11         $1.02          $0.95
Diluted                                          $1.17         $1.09         $1.00          $0.93
Cash dividends paid per common share(3)          $0.49         $0.49         $0.44          $0.44
Average basic shares outstanding               202,824       204,832       206,718        205,894
Average diluted shares outstanding             206,991       208,837       210,662        210,158

PERFORMANCE RATIOS (AVERAGES)
Annualized net yield on interest-earning assets   4.28%         4.26%         4.21%          4.21%
Annualized return on assets                       1.48          1.43          1.31           1.24
Annualized return on shareholders' equity        18.66         17.58         16.11          15.29
Overhead ratio                                   52.43         53.98         56.84          57.16

                                                           FOURTH
                                                           QUARTER
                                             1997         1998-1997       YEAR ENDED
                                            FOURTH         PERCENT       DECEMBER 31
                                            QUARTER       VARIANCE          1998            1997         PERCENT VARIANCE
                                         ------------   -------------   -------------   --------------  ------------------
                                                               (thousands, except per share data)
SUMMARY OF OPERATIONS
Interest income-taxable equivalent          $1,132,768         4.8      $4,712,119       $4,320,279            9.1
Interest expense                               564,145          .4       2,314,213        2,168,818            6.7
Net interest income-taxable equivalent         568,623         9.2       2,397,906        2,151,461           11.5
Taxable equivalent adjustment                   13,151       (15.6)         46,874           57,894          (19.0)
Net interest income                            555,472         9.8       2,351,032        2,093,567           12.3
Provision for loan losses(1)                    76,915         9.3         299,480          264,949           13.0
Net interest income after provision
for loan losses                                478,557         9.8       2,051,552        1,828,618           12.2
Other operating revenue                        263,258        21.1       1,228,119        1,005,768           22.1
Securities gains (losses)(2)                    (1,693)                     20,442            1,454
Total other income                             261,565        24.7       1,248,561        1,007,222           24.0
Personnel expense                              244,250        10.5       1,055,353          905,157           16.6
Nonrecurring charges                           287,532                      85,312          287,532
Other expense                                  200,636         7.5         855,667          774,032           10.5
Total other expense                            732,418       (32.7)      1,996,332        1,966,721            1.5
Income before income taxes                       7,704                   1,303,781          869,119           50.0
Applicable income taxes                          4,100                     429,611          276,313           55.5
Net income                                      $3,604                    $874,170         $592,806           47.5

Net income per common share:
Basic                                            $0.02                       $4.26            $2.99           42.5
Diluted                                          $0.02                       $4.18            $2.94           42.2
Cash dividends paid per common share(3)          $0.44        11.4           $1.86            $1.68           10.7
Average basic shares outstanding               201,415          .7         205,058          198,290            3.4
Average diluted shares outstanding             205,934          .5         209,153          201,901            3.6

PERFORMANCE RATIOS (AVERAGES)
Annualized net yield on interest-earning assets   4.21%                       4.24%            4.14%
Annualized return on assets                       0.02                        1.37             1.03
Annualized return on shareholders' equity         0.30                       16.92            13.08
Overhead ratio                                   88.04                       55.06            62.29

                                                                   1998
                                          -------------------------------------------------------
                                             FOURTH         THIRD        SECOND         FIRST
                                            QUARTER        QUARTER       QUARTER       QUARTER
                                          ------------   -----------   -----------   ------------
                                                     (thousands, except per share data)
OPERATING PERFORMANCE
Excluding Nonrecurring Items(4)
Net income                                  $246,160      $235,243      $230,276       $218,168
Net income per diluted common share            $1.19         $1.13         $1.09          $1.04
Annualized return on assets                     1.51%         1.48%         1.44%          1.38%
Annualized return on shareholders' equity      19.02         18.19         17.68          17.08
Overhead ratio                                 51.69         52.67         53.45          53.05
 SELECTED AVERAGE BALANCES (MILLIONS)
 Total assets                                $65,298       $63,429       $63,916        $63,133
Loans-net of unearned income                  45,966        43,894        43,974         43,749
Securities                                     9,952        10,664        11,102         10,623
 Other interest-earning assets                 1,622         1,508         1,558          1,630
 Total interest-earning assets                57,540        56,066        56,634         56,002
 Interest-bearing deposits                    31,766        31,654        32,182         32,455
Short-term borrowed funds                     11,135        10,858        10,947         10,635
Long-term debt                                 6,830         6,080         6,092          6,107
Total interest-bearing liabilities            49,731        48,592        49,221         49,197
Noninterest-bearing deposits                   8,148         7,874         7,939          7,240
 Total deposits                               39,914        39,528        40,121         39,695
Shareholders' equity                           5,178         5,173         5,211          5,109
CREDIT QUALITY DATA (THOUSANDS)
Nonperforming assets                        $181,303      $171,679      $152,228       $147,723
Nonperforming loans                          157,118       144,654       127,376        121,734
Net loan losses                               83,798        72,695        68,223         74,108
Net loan losses excluding credit cards        15,470        11,174         5,478          8,986
 Allowance for loan losses                   547,992       547,686       547,572        544,741
 Nonperforming assets to total loans and
foreclosed property                              .40%          .38%          .34%           .33%
 Annualized net loan losses to average loans     .73           .66           .62            .68
 Annualized net loan losses to average loans
    excluding credit cards                       .15           .12           .06            .09
Allowance for loan losses to total loans        1.20          1.20          1.23           1.22
Allowance for loan losses times
nonperforming loans                             3.49x         3.79x         4.30x          4.47x

                                                           FOURTH
                                                           QUARTER
                                             1997         1998-1997       YEAR ENDED
                                            FOURTH         PERCENT       DECEMBER 31
                                            QUARTER       VARIANCE          1998            1997         PERCENT VARIANCE
                                         ------------   -------------   -------------   --------------  ------------------
                                                               (thousands, except per share data)
OPERATING PERFORMANCE
Excluding Nonrecurring Items(4)
Net income                                  $210,727            16.8        $929,847         $799,929        16.2
Net income per diluted common share            $1.02            16.7           $4.45            $3.96        12.4
Annualized return on assets                     1.41%                           1.45%            1.39%
Annualized return on shareholders' equity      17.26                           17.99            17.65
Overhead ratio                                 53.48                           52.70            53.19
 SELECTED AVERAGE BALANCES (MILLIONS)
 Total assets                                $59,835             9.1         $63,949          $57,607                 11.0
Loans-net of unearned income                  41,770            10.0          44,401           39,716                 11.8
Securities                                    10,126            (1.7)         10,582           10,793                 (2.0)
 Other interest-earning assets                1,637             (.9)          1,579            1,446                  9.2
 Total interest-earning assets               53,533             7.5          56,562           51,955                  8.9
 Interest-bearing deposits                   30,706             3.5          32,011           29,582                  8.2
Short-term borrowed funds                     9,444            17.9          10,895            8,987                 21.2
Long-term debt                                5,935            15.1           6,279            6,122                  2.6
Total interest-bearing liabilities           46,085             7.9          49,185           44,691                 10.1
Noninterest-bearing deposits                  7,484             8.9           7,803            6,934                 12.5
 Total deposits                              38,190             4.5          39,814           36,516                  9.0
Shareholders' equity                          4,884             6.0           5,168            4,533                 14.0
CREDIT QUALITY DATA (THOUSANDS)
Nonperforming assets                        $129,495            40.0        $181,303         $129,495                 40.0
Nonperforming loans                          101,156            55.3         157,118          101,156                 55.3
Net loan losses                               76,189            10.0         298,824          264,164                 13.1
Net loan losses excluding credit cards        13,644            13.4          41,108           44,830                 (8.3)
 Allowance for loan losses                   544,723              .6         547,992          544,723                   .6
 Nonperforming assets to total loans and
foreclosed property                              .29%                            .40%             .29%
 Annualized net loan losses to average loans     .73                             .67              .67
 Annualized net loan losses to average loans
    excluding credit cards                       .15                             .11              .13
Allowance for loan losses to total loans        1.23                            1.20             1.23
Allowance for loan losses times
nonperforming loans                             5.38x                           3.49x            5.38x

                                                                   1998
                                          -------------------------------------------------------
                                             FOURTH         THIRD        SECOND         FIRST
                                            QUARTER        QUARTER       QUARTER       QUARTER
                                          ------------   -----------   -----------   ------------
                                                     (millions, except per share data)
 SELECTED FINANCIAL DATA AT PERIOD-END
 Total assets
Interest-earning assets
Loans-net of unearned income
Deposits
 Shareholders' equity
Shareholders' equity to total assets
Risk-based capital ratios:
Tier I capital
    Total capital
Per share:
Book value
Common stock closing price (NYSE)
Common shares outstanding (thousands)


                                                           FOURTH
                                                           QUARTER
                                             1997         1998-1997       YEAR ENDED
                                            FOURTH         PERCENT       DECEMBER 31
                                            QUARTER       VARIANCE          1998            1997         PERCENT VARIANCE
                                         ------------   -------------   -------------   --------------  ------------------
                                                               (thousands, except per share data)
 SELECTED FINANCIAL DATA AT PERIOD-END
 Total assets                                                            $ 64,123        $ 65,397             (1.9)
Interest-earning assets                                                    56,537          57,335             (1.4)
Loans-net of unearned income                                               45,719          44,194              3.5
Deposits                                                                   40,995          42,654             (3.9)
 Shareholders' equity                                                       5,338           5,174              3.2
Shareholders' equity to total assets                                         8.32%           7.91%
Risk-based capital ratios:
Tier I capital                                                               8.0(5)          9.2
    Total capital                                                           11.4(5)         12.1
Per share:
Book value                                                               $  26.30        $  25.13              4.7
Common stock closing price (NYSE)                                        $  87.44        $  81.13              7.8
Common shares outstanding (thousands)                                     202,986         205,927             (1.4)

(1) Includes $10,845 in nonrecurring merger-related provision in the 1997 fourth quarter.
(2) Includes $4,639 of nonrecurring losses to restructure the available-for-sale portfolio in the 1997 fourth quarter.
(3) Cash dividends per common share are those of Wachovia Corporation prior to merger with Central Fidelity Banks, Inc.
(4) Excludes the effects of nonrecurring merger related charges of $6,961, $11,934, $30,849, $35,568, and $220,330 for the
    fourth, third, second and first quarters of 1998 and the fourth quarter of 1997, respectively, and a personal computer impairment charge of $67,202 in the fourth quarter of 1997.
(5) Estimated

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 21, 1999

                                           WACHOVIA CORPORATION


                                           By:  /s/ Kenneth W. McAllister
                                              -------------------------------
                                              Name: Kenneth W. McAllister
                                              Title: Executive Vice President


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